================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number 811-22328


                  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
               -------------------------------------------------
               (Exact name of registrant as specified in charter)


         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
   --------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                     --------------

Date of fiscal year end:  12/31
                         ------
Date of reporting period: 12/31
                         ------

================================================================================

Annual Report
                                                                 (SELIGMAN LOGO)

SELIGMAN
PREMIUM TECHNOLOGY GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND SEEKS GROWTH
OF CAPITAL AND CURRENT INCOME.



TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2
Manager Commentary.................    4
Portfolio of Investments...........    8
Statement of Assets and
  Liabilities......................   14
Statement of Operations............   15
Statement of Changes in Net
  Assets...........................   16
Financial Highlights...............   17
Notes to Financial Statements......   19
Report of Independent Registered
  Public Accounting Firm...........   39
Federal Income Tax Information.....   41
Board Members and Officers.........   42
Matters Relating to the Directors'
  Consideration of the Approval of
  the Investment Management
  Services Agreement...............   46
Proxy Voting.......................   48






--------------------------------------------------------------------------------
                SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Premium Technology Growth Fund (the Fund) Common Stock increased
  4.24% (excluding sales charge) based on net asset value since its commencement of investment operations on Nov. 30, 2009, and 0.00% based on market price, since its initial public offering on Nov. 24, 2009.

> The Fund underperformed its benchmark, the S&P North American Technology
  Sector Index, which gained 4.77% for the same period.

TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------

                                                      SINCE
                                                    INCEPTION
                                                  11/30/2009(a)
---------------------------------------------------------------
Seligman Premium Technology Growth Fund
  Market Price                                        +0.00%(b)
---------------------------------------------------------------
  Net Asset Value:
---------------------------------------------------------------
    Without sales charge                              +4.24%(c)
---------------------------------------------------------------
    With sales charge                                 -0.45%(c)
---------------------------------------------------------------
S&P North American Technology Sector Index
  (unmanaged)(d)                                      +4.77%
---------------------------------------------------------------



(a) Not annualized.
(b) Market price total return since inception is based on the initial public offering price on Nov. 24, 2009, which was $20.00 per share.
(c) Net asset value total return since inception is from the opening of business on Nov. 30, 2009. The net asset value price per share of the Fund's Common Stock at inception was $19.10. The net asset value returns are calculated with and without the effect of the 4.50% maximum sales charge.
(d) The Standard & Poor's (S&P) North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks. The index reflects reinvestment of all distributions and changes in market prices. The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting seligman.com.


--------------------------------------------------------------------------------
2  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions, if any. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

PRICE PER SHARE
--------------------------------------------------------------------------------


                                            DEC. 31, 2009  INCEPTION
--------------------------------------------------------------------
Market price                                    $20.00       $20.00(a)
--------------------------------------------------------------------
Net asset value                                  19.91        19.10(b)
--------------------------------------------------------------------


(a) Market price at inception is based on the initial public offering on Nov. 24, 2009.
(b) Net asset value price at inception is from the opening of business on Nov. 30, 2009.

The net asset value of the Fund's shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                    X     MEDIUM   SIZE
                    X     SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.








--------------------------------------------------------------------------------
                SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  3

MANAGER COMMENTARY -------------------------------------------------------------

Dear Stockholders,

Seligman Premium Technology Growth Fund (the Fund) Common Stock gained 4.24% based on net asset value (excluding sales charge) since commencement of investment operations on Nov. 30, 2009. The Fund underperformed its benchmark, the S&P North American Technology Sector Index (the S&P Index), which rose 4.77% for the same period.

Due to the brief period of time (approximately one month) between the Fund's inception and the close of the reporting period, there is little to report with respect to significant performance factors that may have impacted the Fund over this time. Because of this limited history, we will instead focus on current technology and technology-related sectors market outlook.

OUR FUTURE STRATEGY
IT budgets are showing signs of improving in 2010. It appears that global enterprise spending, or at least budgetary intentions, for 2010 seem to indicate a 4-5% growth in budgets. There seems to be pent-up demand for storage and servers, so data center equipment certainly may be on the upswing. We are anticipating strong results from data center-centric companies as earnings results are announced in the first quarter of 2010.

We also anticipate meaningful improvement in software projects that have been held on pause for some time. Now that the recovery is showing some resolve and we have experienced some stabilization, we believe

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                      1.2%
------------------------------------------------
Health Care                                 5.3%
------------------------------------------------
Information Technology                     89.3%
------------------------------------------------
Telecommunication Services                  1.9%
------------------------------------------------
Other(2)                                    2.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing.

    Percentages indicated are based upon total investments. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
4  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


companies will resume deploying software projects that had been held on the backburner in the downturn. We anticipate a nice recovery in enterprise software demand for new licenses and for new products as 2010 unfolds.

Within semiconductors, we anticipate a significant increase in capital spending. Semiconductors are coming off very depressed levels. Factoring in the rising prices of commodity chips and the high utilization rates in existing chip factory facilities, we believe current forecasts of 50-60% growth in capital spending within semiconductors may be proven correct.

We are seeing vast improvements in the financing environment. We anticipate a marked increase in initial public offering activity within the technology sector in 2010. Valuations among technology companies are running a wide spectrum currently. While some technology

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
------------------------------------------------------------------------------

Synopsys                             7.3%
-----------------------------------------
Microsoft                            5.6%
-----------------------------------------
Check Point Software Technologies    5.3%
-----------------------------------------
Oracle                               5.2%
-----------------------------------------
Symantec                             5.2%
-----------------------------------------
Cisco Systems                        5.0%
-----------------------------------------
Apple                                5.0%
-----------------------------------------
Amdocs                               4.8%
-----------------------------------------
Open Text                            4.4%
-----------------------------------------
QUALCOMM                             4.0%
-----------------------------------------


(1) Percentages indicated are based upon total investments (excluding Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.



  There are still a lot of technology companies that are flush with cash, which lends support to our anticipation of a step-up in acquisition activity, as well as increased share repurchases.






--------------------------------------------------------------------------------
                SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


companies are at lofty levels, there are still many companies out there with reasonable valuations. We are currently finding more value in larger companies, as companies with smaller floats (small capitalization structure) are pricing in at the expensive end of the spectrum. We plan to navigate carefully, likely underweighting smaller, more expensive companies. We anticipate secondary offerings with many of these companies, many of which are in the software and Internet-related areas. We are fairly positive about the prospects for software and plan to continue to overweight the industry.

There are still a lot of technology companies that are flush with cash, which lends support to our anticipation of a step-up in acquisition activity, as well as increased share repurchases.

We also anticipate that, as the semiconductor industry continues to improve, chip companies may start hiring once again, increasing spending on design tools and engineers.


(PHOTO - PAUL H. WICK)    (PHOTO - AJAY DIWAN)    (PHOTO - NA)
Paul H. Wick              Ajay Diwan              John K. Schonberg, CFA(R)
Portfolio Manager         Portfolio Manager       Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities in the Fund's portfolio, and such securities may have increased or decreased in value since the date hereof. The views expressed in this statement reflect those of the portfolio manager(s) through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any other person in the RiverSource organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
6  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (100.3%)
ISSUER                                                 SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (9.5%)
Cisco Systems                                          596,400(b)         $14,277,816
Polycom                                                 54,000(b)           1,348,380
QUALCOMM                                               246,900             11,421,594
                                                                      ---------------
Total                                                                      27,047,790
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (14.7%)
Apple                                                   67,600(b,e)        14,254,135
Dell                                                   102,300(b)           1,469,028
EMC                                                    287,500(b)           5,022,625
Hewlett-Packard                                        144,300              7,432,893
NetApp                                                 140,894(b)           4,845,345
Netezza                                                334,700(b)           3,246,590
Teradata                                               110,400(b)           3,469,872
Western Digital                                         47,600(b)           2,101,540
                                                                      ---------------
Total                                                                      41,842,028
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
Deutsche Telekom ADR                                   192,632(c)           2,831,690
Qwest Communications Intl                              328,500              1,382,985
Telecom Italia                                         823,400(c)           1,282,580
                                                                      ---------------
Total                                                                       5,497,255
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
AGA Medical Holdings                                    67,000(b)             989,590
Inverness Medical Innovations                           17,000(b)             705,670
Medtronic                                               32,700              1,438,146
St. Jude Medical                                       171,800(b)           6,318,804
                                                                      ---------------
Total                                                                       9,452,210
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Emdeon Cl A                                             18,811(b)             286,868
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.8%)
eBay                                                   111,800(b)           2,631,772
Open Text                                              307,600(b,c)        12,503,940
VeriSign                                               176,300(b)           4,273,512
                                                                      ---------------
Total                                                                      19,409,224
-------------------------------------------------------------------------------------

IT SERVICES (5.8%)
Amdocs                                                 485,300(b,c)        13,845,609
Fidelity Natl Information Services                     109,100              2,557,304
                                                                      ---------------
Total                                                                      16,402,913
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.4%)
Life Technologies                                       23,400(b)           1,222,182
-------------------------------------------------------------------------------------

MEDIA (1.2%)
DreamWorks Animation SKG Cl A                           87,148(b)           3,481,563
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.9%)
Xerox                                                  308,500              2,609,910
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.6%)
Abbott Laboratories                                     85,000              4,589,150
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.4%)
Amkor Technology                                       335,600(b)           2,402,896
Avago Technologies                                      98,700(b,c)         1,805,223
Lam Research                                            22,300(b)             874,383
Marvell Technology Group                               104,100(b,c)         2,160,075
Microchip Technology                                    32,500                944,450
Natl Semiconductor                                      94,600              1,453,056
Novellus Systems                                       243,000(b)           5,671,620
Teradyne                                               164,800(b)           1,768,304
Verigy                                                 199,703(b,c)         2,570,178
Xilinx                                                  56,500              1,415,890
                                                                      ---------------
Total                                                                      21,066,075
-------------------------------------------------------------------------------------

SOFTWARE (46.7%)
Adobe Systems                                           60,800(b)           2,236,224
Aspen Technology                                       182,700(b)           1,791,374
BMC Software                                           283,000(b)          11,348,300
Check Point Software Technologies                      447,700(b,c)        15,168,076
JDA Software Group                                     153,900(b)           3,919,833
McAfee                                                  55,100(b)           2,235,407
Mentor Graphics                                        553,100(b)           4,883,873
Micro Focus Intl                                       137,400(c)           1,005,301


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
8  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SOFTWARE (CONT.)
Microsoft                                              521,500            $15,900,535
NICE Systems ADR                                        28,700(b,c)           890,848
Nuance Communications                                  594,000(b)           9,230,760
Oracle                                                 610,900             14,991,486
Parametric Technology                                  638,800(b)          10,437,992
SolarWinds                                              27,002(b)             621,316
SonicWALL                                              305,000(b)           2,321,050
Symantec                                               829,300(b)          14,836,177
Synopsys                                               942,100(b)          20,989,987
                                                                      ---------------
Total                                                                     132,808,539
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $272,600,813)                                                     $285,715,707
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.4%)(D)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              6,852,236(f)          $6,852,236
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $6,852,236)                                                         $6,852,236
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $279,453,049)(g)                                                  $292,567,943
=====================================================================================





The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES
OPEN OPTIONS CONTRACTS WRITTEN AT DEC. 31, 2009


                                 NUMBER OF  EXERCISE   PREMIUM   EXPIRATION
ISSUER               PUTS/CALLS  CONTRACTS    PRICE    RECEIVED     DATE      VALUE(a)
---------------------------------------------------------------------------------------
Apple                   Call        161        $250    $213,802   Jan. 2011    $289,800
Apple                    Put        236         170     444,556   Jan. 2011     342,790
NASDAQ 100 Index        Call         22       1,875      46,176   Jan. 2010      43,450
NASDAQ 100 Index        Call        750       1,800   2,326,520   Jan. 2010   5,317,500
---------------------------------------------------------------------------------------
Total                                                                        $5,993,540
---------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  --   American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 18.98% of net assets.

(d) At Dec. 31, 2009, cash or short-term securities were designated to cover open put and/or call options written. See Note 3 to the financial statements.

(e) At Dec. 31, 2009, securities valued at $3,394,846 were held to cover open call options written. See Note 3 to the financial statements.


--------------------------------------------------------------------------------
                SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  9

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(g) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $279,540,592 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $13,574,039
     Unrealized depreciation                            (546,688)
     -----------------------------------------------------------
     Net unrealized appreciation                     $13,027,351
     -----------------------------------------------------------





--------------------------------------------------------------------------------
10  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                              ---------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Diversified
     Telecommunication
     Services                     $4,214,675       $1,282,580         $--          $5,497,255
    Software                     131,803,238        1,005,301          --         132,808,539
    All Other
     Industries(b)               147,409,913               --          --         147,409,913
---------------------------------------------------------------------------------------------
Total Equity Securities          283,427,826        2,287,881          --         285,715,707
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                        6,852,236               --          --           6,852,236
---------------------------------------------------------------------------------------------
Total Other                        6,852,236               --          --           6,852,236
---------------------------------------------------------------------------------------------
Investments in Securities        290,280,062        2,287,881          --         292,567,943
Other Financial
  Instruments(d)                  (5,993,540)              --          --          (5,993,540)
---------------------------------------------------------------------------------------------
Total                           $284,286,522       $2,287,881         $--        $286,574,403
---------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) All industry classifications are identified in the Portfolio of Investments.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(d) Other Financial Instruments are derivative instruments. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
12  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 1(800) 937-5449.


--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  13

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $272,600,813)              $285,715,707
  Affiliated money market fund (identified cost $6,852,236)           6,852,236
-------------------------------------------------------------------------------
Total investments in securities (identified cost $279,453,049)      292,567,943
Dividends receivable                                                     54,363
Receivable for investment securities sold                               737,418
-------------------------------------------------------------------------------
Total assets                                                        293,359,724
-------------------------------------------------------------------------------
LIABILITIES
Options contracts written, at value (premiums received
  $3,031,054)                                                         5,993,540
Payable for investment securities purchased                           2,181,976
Accrued investment management services fees                             231,617
Accrued administrative services fees                                     13,897
Accrued Stockholders' meeting fees                                        3,200
Accrued offering costs                                                   20,000
Other accrued expenses                                                   40,522
-------------------------------------------------------------------------------
Total liabilities                                                     8,484,752
-------------------------------------------------------------------------------
Net assets applicable to outstanding Common Stock                  $284,874,972
-------------------------------------------------------------------------------

REPRESENTED BY
Common Stock -- $.01 par value                                     $    143,053
Additional paid-in capital                                          272,282,711
Accumulated net realized gain (loss)                                  2,296,761
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         10,152,447
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding Common
  Stock                                                            $284,874,972
-------------------------------------------------------------------------------
Shares outstanding applicable to Common Stock                        14,305,250
-------------------------------------------------------------------------------
Net asset value per share of outstanding Common Stock              $      19.91
-------------------------------------------------------------------------------
Market price per share of Common Stock                             $      20.00
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
14  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
FOR THE PERIOD FROM NOV. 30, 2009* TO DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $    56,859
Income distributions from affiliated money market fund                   5,516
  Less foreign taxes withheld                                             (832)
------------------------------------------------------------------------------
Total income                                                            61,543
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    231,617
Administrative services fees                                            13,897
Compensation of board members                                              789
Custodian fees                                                           6,560
Printing and postage                                                    21,920
Professional fees                                                        3,200
Stockholders' meeting fees                                               3,200
Other                                                                   11,327
------------------------------------------------------------------------------
Total expenses                                                         292,510
------------------------------------------------------------------------------
Investment income (loss) -- net                                       (230,967)
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              1,083,689
  Foreign currency transactions                                         (1,544)
  Options contracts written                                          1,213,072
------------------------------------------------------------------------------
Net realized gain (loss) on investments                              2,295,217
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                10,152,447
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               12,447,664
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $12,216,697
------------------------------------------------------------------------------


*   Commencement of investment operations.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  15

STATEMENT OF CHANGES IN NET ASSETS  --------------------------------------------
FOR THE PERIOD FROM NOV. 30, 2009(A) TO DEC. 31, 2009


OPERATIONS
Investment income (loss) -- net                                    $   (230,967)
Net realized gain (loss) on investments                               2,295,217
Net change in unrealized appreciation (depreciation) on
  investments and
  on translation of assets and liabilities in foreign currencies     10,152,447
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      12,216,697
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from issuance of shares(b) -- 14,300,000 shares        272,558,000
-------------------------------------------------------------------------------
Total increase (decrease) in net assets                             284,774,697
Net assets at beginning of period                                       100,275(c)
-------------------------------------------------------------------------------
Net assets at end of period                                        $284,874,972
-------------------------------------------------------------------------------



(a) Commencement of investment operations.
(b) Offering costs of $572,000, incurred in connection with the initial offering, have been charged against the proceeds from issuance of shares.

(c) RiverSource Investments, LLC made an investment of initial capital of $100,275 on Oct. 14, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
16  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The Fund's financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund's performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total returns are not annualized for periods of less than one year.

                                                   PERIOD ENDED
                                                     DEC. 31,
PER SHARE OPERATING PERFORMANCE                       2009(a)
Net asset value, beginning of period                  $19.10(b)
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.02)
Net gains (losses) (both realized and
 unrealized)                                             .87
---------------------------------------------------------------
Total from investment operations                         .85
---------------------------------------------------------------
Offering costs                                          (.04)
---------------------------------------------------------------
Net asset value, end of period                        $19.91
---------------------------------------------------------------
Market value, end of period                           $20.00
---------------------------------------------------------------
TOTAL RETURN
Based upon market price                                 .00%(c)
---------------------------------------------------------------
Based upon net asset value                             4.24%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(D)
Total expenses                                         1.22%(e)
---------------------------------------------------------------
Net investment income (loss)                           (.96%)(e)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $285
---------------------------------------------------------------
Portfolio turnover rate                                   8%
---------------------------------------------------------------




--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  17

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from Nov. 30, 2009 (commencement of investment operations) to Dec. 31, 2009.
(b) Net asset value, beginning of period, of $19.10 reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.
(c) Based upon initial offering price of $20.00 per share.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Premium Technology Growth Fund, Inc. (the Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (1940 Act) as a non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on Sept. 3, 2009, and commenced investment operations on Nov. 30, 2009. The Fund had no investment operations prior to Nov. 30, 2009 other than those relating to organizational matters and the sale to RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) of 5,250 common shares (Common Stock) at a cost of $100,275 on Oct. 14, 2009. As of Dec. 31, 2009, the Fund issued 14,300,000 shares of Common Stock, including 13,100,000 shares of Common Stock in its initial public offering and 1,200,000 shares of Common Stock purchased by the Fund's underwriters pursuant to an over-allotment option granted to the underwriters in connection with the initial public offering. On Jan. 13, 2010, the Fund's underwriters purchased an additional 545,000 shares of Common Stock pursuant to the over-allotment option, resulting in a total of 14,845,000 shares of Common Stock issued by the Fund in its initial public offering, including shares purchased by the underwriters pursuant to the over-allotment option. With this closing of this additional purchase of Common Stock, the Fund's total raise-up in its initial public offering is an aggregate of $296.9 million. The Fund has one billion authorized shares of Common Stock which trades on the New York Stock Exchange (NYSE) under the symbol "STK".

The Fund's investment objectives are to seek growth of capital and current income. Under normal market conditions, the Fund's investment program will consist primarily of (i) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North American Technology Sector Index(R) and (ii) writing call options on the NASDAQ 100 Index(R), an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (the NASDAQ 100) on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund's holdings of Common Stock. The Fund expects to generate current income from premiums received from writing call options on the NASDAQ
100. The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection as further described below in Note 3 to the financial statements -- Investment in Derivatives.


--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  19

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund's shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund's Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage to increase its investments or for other management activities through the issuance of preferred shares (Preferred Stock) and/or borrowings. The costs of issuing Preferred Stock and/or a borrowing program would be borne by holders of Common Stock (Common Stockholders) and consequently would result in a reduction of net asset value of Common Stock.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day of the NYSE. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations

--------------------------------------------------------------------------------
20  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61(st) day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future

--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its income taxable (which includes net short-term capital gains) to Common Stockholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS TO STOCKHOLDERS
Under the level rate distribution policy, the Fund intends to make quarterly distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. Distributions would be made only after paying dividends on Preferred Stock, if any have been issued. It is possible that the Fund's distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of

--------------------------------------------------------------------------------
22  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

capital as described below. A return of capital is a return of a portion of an investor's original investment. A return of capital is not taxable, but it reduces a Stockholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Stockholder of his or her shares. Distributions may be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

As portfolio and market conditions change, the rate of dividends on the Common Stock and the Fund's distribution policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year (unless and until it receives an exemptive order), which may increase the variability of the Fund's distributions. The Board reserves the right to change the dividend policy from time to time.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENT IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. The Fund uses a rules-based call option writing strategy on the NASDAQ 100 on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund's holdings of common stock (the Rules-based Option Strategy). In addition to the Rules-based Option Strategy, the Fund may write additional calls with aggregate notional amounts of


--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


up to 25% of the value of the Fund's holdings in common stocks (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.

The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.

The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing "in-" or "out-of-the-money" put options or buying or selling options in connection with closing out positions prior to expiration of any options. However, the Fund does not intend to write "naked" call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the options strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or over-the-counter (OTC).

Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the

--------------------------------------------------------------------------------
24  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Statement of Assets and Liabilities. At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

OPTION TRANSACTIONS
Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009


                      ASSET DERIVATIVES              LIABILITY DERIVATIVES
               -------------------------------  -------------------------------
               STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE    AND LIABILITIES                  AND LIABILITIES
CATEGORY             LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------
Equity                                          Options contracts
  contracts            N/A              N/A     written, at value    $5,993,540
-------------------------------------------------------------------------------------
Total                                  $N/A                          $5,993,540
-------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE PERIOD ENDED DEC. 31, 2009


AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------
                                  FORWARD FOREIGN
RISK EXPOSURE CATEGORY          CURRENCY CONTRACTS    OPTIONS      TOTAL
--------------------------------------------------------------------------------
Equity contracts                     $     --       $1,213,072  $1,213,072
--------------------------------------------------------------------------------
Foreign exchange contracts            (31,413)              --  $  (31,413)
--------------------------------------------------------------------------------
Total                                $(31,413)      $1,213,072  $1,181,659
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
INCOME
---------------------------------------------------------------------------------
                                 FORWARD FOREIGN
RISK EXPOSURE CATEGORY         CURRENCY CONTRACTS    OPTIONS       TOTAL
---------------------------------------------------------------------------------
Equity contracts                       $--         $(2,962,486) $(2,962,486)
---------------------------------------------------------------------------------
Foreign exchange contracts              --                  --  $        --
---------------------------------------------------------------------------------
Total                                  $--         $(2,962,486) $(2,962,486)
---------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. During the period ended Dec. 31, 2009, the Fund entered into and closed four forward foreign currency contracts, of which, the average gross notional amount was $575,000.

OPTIONS
The gross notional amount of contracts outstanding was $107.7 million at Dec. 31, 2009. The monthly average gross notional amount for these contracts was $53.9 million for the period ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement between the Investment Manager and the Fund (the Management Agreement), the Investment Manager will determine on behalf of the Fund which securities will be purchased, held or sold. Under the Management Agreement, the Fund will pay the Investment Manager a management fee, payable on a monthly basis, at an annual rate equal to 1.00% of the Fund's average daily Managed Assets. "Managed Assets" means the net asset value of the Fund's outstanding Common Stock plus the liquidation preference of any issued and outstanding Preferred Stock of the Fund and the principal amount of any borrowings used for leverage.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund will pay Ameriprise Financial an annual fee for administration and accounting services equal to 0.06% of the Fund's average daily Managed Assets. The fee for the period ended Dec. 31, 2009 was 0.06% of the Fund's average daily Managed Assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

--------------------------------------------------------------------------------
26  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended Dec. 31, 2009, other expenses paid to this company were $43.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

ORGANIZATION EXPENSES AND OFFERING COSTS
The Investment Manager has agreed to pay all organization expenses of the Fund.

With respect to the Fund's initial public offering, the Investment Manager has agreed to pay all offering costs (other than sales load) that exceed $0.04 per share of Common Stock. The Fund paid offering costs of $572,000 from the proceeds of the initial public offering costs. Offering costs paid by the Fund were charged as a reduction of paid-in capital at the completion of the Fund offering.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $294,980,499 and $23,463,375, respectively, for the period ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. DIVIDEND INVESTMENT PLAN AND STOCK REPURCHASE PROGRAM

The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy Plan requirements. No shares were issued to Plan participants during the period ended Dec. 31, 2009.

Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm's policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee).

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               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC
(AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the NYSE on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

The Fund, under its stock repurchase program, currently intends to make open market purchases of its Common Stock from time to time when the Fund is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments less fund expenses. No shares were purchased in the open market during the period ended Dec. 31, 2009.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the

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28  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Fund by the participants. The Fund reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to AST.

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the period ended Dec. 31, 2009, are as follows:

                                         CALLS                  PUTS
                                CONTRACTS    PREMIUMS   CONTRACTS  PREMIUMS
---------------------------------------------------------------------------
Balance Nov. 30, 2009                --    $        --      --     $     --
Opened                            1,673      4,590,753     236      444,556
Closed                             (740)    (2,004,255)     --           --
---------------------------------------------------------------------------
Balance Dec. 31, 2009               933    $ 2,586,498     236     $444,556
---------------------------------------------------------------------------


8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $268,285,533 and $261,433,297, respectively, for the period ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because options contracts, foreign currency transactions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Some of the Fund's investments and positions may be subject to special tax rules that may change the normal treatment of income, gains and losses recognized by the Fund (for example, the calls written by the Fund on the NASDAQ 100,

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               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


investments in futures transactions or non-U.S. corporations classified as "passive foreign investment companies"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund, and may increase the amount of taxes payable by Common Stockholders.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $230,967 and accumulated net realized gain has been increased by $1,544 resulting in a net reclassification adjustment to decrease paid-in capital by $232,511.

For the period ended Dec. 31, 2009, there were no distributions.

At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                    $        --
Undistributed accumulated long-term gain         $        --
Accumulated realized loss                        $  (603,951)
Unrealized appreciation (depreciation)           $13,053,159


For federal income tax purposes, the Fund had a capital loss carry-over of $603,951 at Dec. 31, 2009, that if not offset by capital gains will expire in 2017. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

TECHNOLOGY AND TECHNOLOGY-RELATED INVESTMENT RISK
The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or

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30  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

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obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

SMALL AND MID-CAP COMPANIES RISK
The Fund may invest all or a substantial portion of its assets in companies whose market capitalization is considered small- or mid-cap. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks.

WRITING CALL OPTIONS RISK
A principal aspect of the Fund's investment strategy involves writing call options on the NASDAQ 100. This part of the Fund's strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options

--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

The Fund intends to write call options on the NASDAQ 100; however, it does not intend to have a portfolio of securities that mirrors the securities in the NASDAQ 100. As a result, during a period when the Fund has outstanding call options written on the NASDAQ 100, the NASDAQ 100 may appreciate to a greater extent than the securities in the Fund's portfolio. If the call options are exercised in these circumstances, the Fund's loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation on securities in its own portfolio but also an amount representing the greater appreciation experienced by the securities in the NASDAQ 100 that the Fund does not own. If, at a time these call options may be exercised, the securities underlying these options have market values above the exercise price, then these call options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceed the sum of the premium the Fund received from writing the call options and the exercise price of the call options, which loss may be very substantial.

To the extent all or part of the Fund's call options are covered, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security at the exercise price. Thus, the writing of call options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values and will limit the amount of appreciation the Fund can realize above the exercise price of an option.


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

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The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written call options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the expenses borne by Common Stockholders. The Fund may sell written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its options strategies will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, in the case of a call option written, by buying the option back. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate OTC options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and


--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

OPTIONS RISK
The Fund intends to engage in transactions in options on securities, indices, exchange-traded funds and market baskets of securities on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return. In

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34  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed-upon exercise price if the securities or instruments decrease below the exercise price of the option. The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option.

FOREIGN SECURITIES RISK
The Fund may invest up to 25% of its Managed Assets in securities of companies organized outside the United States. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities.

The Fund may invest in securities of issuers located or doing substantial business in "emerging markets" (lesser developed countries). Because of the less developed markets and economics and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets. These risks include a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary

--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 22, 2010, the date of issuance of the Fund's financial statement. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statement.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with

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36  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

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the Securities and Exchange Commission (SEC) and Minnesota Department of
Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New

--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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38  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Premium Technology Growth Fund (the
Fund) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the period from November 30, 2009 (commencement of investment operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Premium Technology Growth Fund at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the period from November 30, 2009 (commencement of investment operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 22, 2010


--------------------------------------------------------------------------------
40  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Dec. 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to Stockholders on the sale of shares.


--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  41

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Stockholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. The Board is divided into three classes, each of which consists of four Directors. Members of each class typically hold office for a term of 3 years and until their successors are elected and qualify or until he or she reaches the mandatory retirement age established by the Board. The term of one class expires in each year.

INDEPENDENT BOARD MEMBERS

                           POSITION HELD
NAME,                      WITH FUND,
ADDRESS,                   LENGTH OF SERVICE     PRINCIPAL OCCUPATION                                     OTHER
AGE                        AND TERM OF OFFICE    DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2009                  Attorney
Minneapolis, MN 55402      Term expiring 2012
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      2009                  Governor of Minnesota
Minneapolis, MN 55402      Term expiring 2013
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2009                  Leadership (consulting company)
Minneapolis, MN 55402      Term expiring 2012
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2009                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402      Term expiring 2011    Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      2009
Minneapolis, MN 55402      Term expiring 2012
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2009                                                                           Insurance
Minneapolis, MN 55402      Term expiring 2011
Age 74

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
42  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                           POSITION HELD
NAME,                      WITH FUND,
ADDRESS,                   LENGTH OF SERVICE     PRINCIPAL OCCUPATION                                     OTHER
AGE                        AND TERM OF OFFICE    DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2009,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2009
                           Term expiring 2011
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2009                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402      Term expiring 2013    (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2009                  real estate and asset management company)
Minneapolis, MN 55402      Term expiring 2011
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2009                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402      Term expiring 2013    Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2009                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402      Term expiring 2012    Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


                           POSITION HELD
NAME,                      WITH FUND,
ADDRESS,                   LENGTH OF SERVICE     PRINCIPAL OCCUPATION                                     OTHER
AGE                        AND TERM OF OFFICE    DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2009,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2009                  Officer, RiverSource Investments, LLC since 2001;
Age 49                     Term expiring 2013    Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 1(800) 937-5449.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers are elected annually and serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2009  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2009                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2009                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2009  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2009  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009;
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2009 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2009
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  45

MATTERS RELATING TO THE DIRECTORS' CONSIDERATION OF THE APPROVAL OF THE INVESTMENT MANAGEMENT SERVICES AGREEMENT --------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), and its Contracts, Investment Review and Compliance Committees monitor these services throughout the year. The Board accords particular weight to the work, deliberations and conclusions of these committees in determining whether to approve the IMS Agreement. The Board also accorded particular weight to its 2009 annual review of RiverSource Investments (which culminated in April 2009) and its deliberations and conclusions in connection therewith.

At the November 11-12, 2009 in-person Board meeting, the Board, including the Independent Directors, considered approval of the IMS Agreement. At this meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services to be performed by RiverSource Investments, as well as its history, reputation, expertise, resources and capabilities. In this regard, the Board considered, in particular, RiverSource Investments' continued investment in, and resources dedicated to, the Funds' operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Menlo Park). Further, in connection with the Board's evaluation of the overall package of services to be provided by RiverSource Investments, the Board considered the quality of the administrative services proposed to be provided by a RiverSource Investments' affiliate to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliate) and RiverSource Investments' ability to carry out its responsibilities under the IMS Agreement. The Board also

--------------------------------------------------------------------------------
46  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services to be performed under the IMS Agreement for the Fund should be of a reasonably high quality. Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board concluded that RiverSource Investments and its affiliate were in a position to provide a high quality and level of services to the Fund.

Investment Performance: Although the consideration of a fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Fund had no performance history. However, the Board did consider the investment process of the Fund's portfolio managers, including those members of the investment manager's Seligman Technology Team and their investment performance track record with respect to managing a similar mutual fund, albeit a fund without a rules-based call option strategy.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliate from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. In considering the proposed level of fees under the IMS Agreement, the Board observed that the Fund did not have a Lipper peer group for comparative purposes, but it accorded particular weight to a comparison of investment management fees for other closed-end funds, including those that make significant use of options strategies, where the investment manager also advises an open-end fund with a similar mandate to the closed-end fund (without the use of a call option strategy). The Board also considered the investment management fees for an open-end fund in the RiverSource Family of Funds that had a substantially similar mandate as the Fund, but without the use of a call option strategy (the Comparable RiverSource Open-End Fund). The Board observed that the incremental fee payable by the closed-end funds (that use a call option strategy) when compared to the comparable open-end fund managed by the same manager, was greater than the proposed incremental fee to be paid by the Fund compared to the fee paid by the Comparable RiverSource Open-End Fund. Furthermore, the Board evaluated the fairness and reasonableness of the investment management fees currently paid by the Comparable RiverSource Open-End Fund (which was proposed by management to be representative of the portion of the Fund's fees that would be attributable to

--------------------------------------------------------------------------------
               SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT  47

MATTERS RELATING TO THE DIRECTORS' CONSIDERATION OF THE APPROVAL OF THE INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued) --------------------------


the Fund's technology investment strategy (i.e., without taking into account the call option strategy)). The Board observed that the Comparable RiverSource Open-End Fund's fees approximate the median fees paid by funds in its comparable peer group. Based on the foregoing, among other factors, the Board found the total level of proposed fees to be reasonable. The Board also considered the expected profitability of RiverSource Investments and its affiliate in connection with RiverSource Investments providing investment management services to the Fund. The Board noted that the fees to be paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn a reasonable profit.

Economies of Scale to be Realized: The Board noted that, although the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels, the Fund is a closed-end fund with no planned continuous offering of its shares. In light of the foregoing, the Board determined that it was reasonable for the IMS Agreement to include no breakpoints at this time.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the proposed investment management service fees were fair and reasonable in light of the extent and quality of services expected to be provided. In reaching this conclusion, no single factor was determinative. On November 12, 2009, the Board, including all of the Independent Directors, approved the IMS Agreement.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling American Stock Transfer & Trust Company 1(800) 937-5449; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities will be filed with the SEC by August 31 for the most recent 12-month period ending June 30, 2010, and will be available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
48  SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND -- 2009 ANNUAL REPORT

SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND
200 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           You should consider the investment objectives, risks,
                           charges, and expenses of the Fund carefully before
                           investing. You can obtain the Fund's most recent periodic
                           reports and other regulatory filings by contacting your
                           financial advisor or American Stock Transfer & Trust Company at 1(800)937-5449. These reports and other filings can also be found on the Securities and Exchange Commission's EDGAR
                           Database. You should read these reports and other filings
                           carefully before investing.
(SELIGMAN LOGO)            (C)2010 RiverSource Investments, LLC.                              SL-9922 D (3/10)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

        (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

        (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Premium Technology Growth Fund, Inc. were as follows:

                                 2009 - $58,225

(b) Audit-Related Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and other consultations and services required to complete the audit for Seligman Premium Technology Growth Fund, Inc. were as follows:

                                 2009 - $10,375

(c) Tax Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for tax compliance related services rendered for Seligman Premium Technology Growth Fund, Inc. were as follows:

                                 2009 - $3,498

(d) All Other Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered for Seligman Premium Technology Growth Fund, Inc. were as follows:

                                 2009 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 were pre-approved by the audit committee.

(f)   Not applicable.

(g) Non-Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2009 - $812,559

(h) 100% of the services performed in item (g) above during 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a)   The complete schedule of investments is included in Item 1 of this Form
      N-CSR.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

      - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

      - The Board supports annual election of all directors and proposals to eliminate classes of directors.

      - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

      - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

      - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines.

Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds may invest in shares of other Seligman funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of Dec. 31, 2009, is set forth below.

    PORTFOLIO          OTHER ACCOUNTS        ASSETS UNDER      PERFORMANCE BASED     SECURITIES
     MANAGER             MANAGED(a)           MANAGEMENT           ACCOUNTS           OWNERSHIP
------------------   ------------------   ------------------   -----------------   ---------------
John Schonberg        7 RICs               $  1.23 billion      2 RICs ($1.1 B)     $1-$10,000
                      2 PIVs               $ 19.34 million

Paul Wick             4 RICs               $  4.25 billion      None                None
                      5 PIVs               $  1.82 billion
                      3 other accounts     $262.42 million

(a) RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

Compensation:

JOHN SCHONBERG

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

PAUL WICK

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

JOHN SCHONBERG AND PAUL WICK

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition,

RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. None.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

        (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

        (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

        (a)(3) Not applicable.

        (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       Seligman Premium Technology Growth Fund, Inc.

By    /s/ Patrick T. Bannigan
      ---------------------------
      Patrick T. Bannigan
      President and Principal Executive Officer

Date  March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By    /s/ Patrick T. Bannigan
      ---------------------------
      Patrick T. Bannigan
      President and Principal Executive Officer

Date  March 5, 2010

By    /s/ Jeffrey P. Fox
      ---------------------------
      Jeffrey P. Fox
      Treasurer and Principal Financial Officer

Date  March 5, 2010